SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☒	Definitive Proxy Statement

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☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

QLOGIC CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE MEETING
STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
PRINCIPAL STOCKHOLDERS
PROPOSAL ONE ELECTION OF DIRECTORS
BOARD OF DIRECTORS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION AND OTHER INFORMATION
REPORT OF COMPENSATION COMMITTEE
STOCKHOLDER RETURN PERFORMANCE PRESENTATION
PROPOSAL TWO
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
PRINCIPAL ACCOUNTANTS’ FEES
AUDIT COMMITTEE REPORT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EQUITY COMPENSATION PLAN INFORMATION
STOCKHOLDER PROPOSALS
ANNUAL REPORT TO STOCKHOLDERS
OTHER MATTERS
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

QLOGIC CORPORATION

26650 Aliso Viejo Parkway
Aliso Viejo, CA 92656
(949) 389-6000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on August 24, 2004

To the Stockholders of QLOGIC CORPORATION:

      You are cordially invited to attend the Annual Meeting of Stockholders of QLogic Corporation, a Delaware corporation, which will be held at The Sutton Place Hotel, 4500 MacArthur Boulevard, Newport Beach, California 92660, at 10:00 a.m., Pacific Daylight Time, on Tuesday, August 24, 2004, to consider and act upon the following matters, all as more fully described in the accompanying Proxy Statement:

1. To elect six directors to the Board of Directors to serve until our next Annual Meeting or until their successors have been elected and qualified;

2. To ratify the appointment of KPMG LLP as our independent auditors for fiscal year 2005; and

3. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

      Stockholders of record of our common stock at the close of business on July 2, 2004, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting and at any postponements or adjournments thereof.

      TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE VOTE PROMPTLY BY SIGNING, DATING AND OTHERWISE COMPLETING THE ENCLOSED PROXY AND RETURNING IT PROMPTLY IN THE ENCLOSED ENVELOPE, EVEN IF YOU PLAN TO ATTEND THE MEETING. MAILING YOUR COMPLETED PROXY CARD WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING IF YOU PLAN TO DO SO. ANY STOCKHOLDER GIVING A PROXY HAS THE RIGHT TO REVOKE IT ANY TIME BEFORE IT IS VOTED.

By Order of the Board of Directors

MICHAEL R. MANNING
Secretary

Aliso Viejo, California

July 20, 2004

QLOGIC CORPORATION

26650 Aliso Viejo Parkway
Aliso Viejo, CA 92656
(949) 389-6000

PROXY STATEMENT

APPROXIMATE DATE PROXY MATERIAL FIRST SENT TO STOCKHOLDERS:

JULY 20, 2004

       The following information is provided in connection with the solicitation of proxies for the Annual Meeting of Stockholders of QLogic Corporation, a Delaware corporation, to be held at The Sutton Place Hotel, 4500 MacArthur Boulevard, Newport Beach, California 92660, at 10:00 a.m., Pacific Daylight Time, on Tuesday, August 24, 2004, and at any postponements or adjournments thereof, for the purposes stated in the Notice of Annual Meeting of Stockholders preceding this Proxy Statement. Unless the context otherwise requires, the terms “us,” “we,” “our” and “QLogic” include QLogic Corporation and its consolidated subsidiaries.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE MEETING

Q:        What information is included in these materials?

A:	This proxy statement includes information on the nominees for directors and the other matters to be voted on at the meeting. This proxy statement also includes information on the voting process and requirements, the compensation of directors and some of our executive officers, and certain other required information.

Q:        What am I being asked to vote on at the meeting?

A:	There are two matters scheduled to be voted on at the meeting:

(1)	The election of six directors to the Board of Directors, each of whom will serve until our next annual meeting or until their successors are elected and qualified.

(2)	The ratification of the appointment of KPMG LLP as our independent auditors for fiscal year 2005.

Q:        How does the Board recommend that I vote on each of these matters?

A:	Our Board of Directors recommends that you vote your shares FOR each of the director nominees (FOR PROPOSAL ONE), and FOR the other proposal (FOR PROPOSAL TWO).

Q:        What classes of shares are entitled to vote?

A:	Each share of our common stock outstanding on July 2, 2004 (the “Record Date”) is entitled to one vote on all items being voted on at the meeting. On the Record Date, we had 92,753,348 shares of common stock outstanding.

Q:        What shares can vote?

A:	You can vote all the shares that you owned on the Record Date. These shares include (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q:        What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Most of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially:

Stockholder of Record — If your shares are registered in your name with our transfer agent, Computershare Investor Services, LLC, you are considered a stockholder of record with respect to those shares, and you are receiving these proxy materials directly from us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the meeting. We have enclosed a proxy card for you to use.

Beneficial Owner — If your shares are held in a stock brokerage account, by a bank or other nominee (commonly referred to as being held in “street name”), you are considered to be the beneficial owner of those shares, and these proxy materials are being forwarded to you by your broker, bank or nominee as the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares and are also invited to attend the meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. Your broker or nominee has enclosed or provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

Q:        How do I vote?

A:	There are two ways that you can vote:

(1)	You can sign and date each proxy card that you receive and return it in the prepaid envelope that comes with the proxy card.

(2)	You can vote in person at the meeting. Remember, however, if you are the beneficial owner, and not the stockholder of record, you must notify your broker, bank or other nominee and obtain a signed proxy from the stockholder of record giving you the right to vote the shares.

Q:        Can I revoke my proxy?

A:	Yes. To revoke your proxy, you must do one of the following before the votes are cast at the meeting: (1) deliver a written notice of your revocation to our Corporate Secretary at our principal executive office, 26650 Aliso Viejo Parkway, Aliso Viejo, California 92656, or (2) execute and deliver a later dated proxy. Alternatively, you can attend the meeting and vote in person.

Q:        What does it mean if I get more than one proxy card?

A:	It means that you hold shares registered in more than one account. Sign and return all proxies for each proxy card that you get in order to ensure that all of your shares are voted.

Q:        What is the quorum requirement for the meeting?

A:	For a “quorum” to exist at the meeting, stockholders holding a majority of the votes entitled to be cast by the stockholders entitled to vote generally must be present in person or represented by proxy at the meeting. There must be a quorum for any action to be taken at the meeting (other than postponements or adjournments of the meeting). If you submit a properly executed proxy card, even if you abstain from voting, then your shares will be counted for purposes of determining the presence of a quorum. If a broker indicates on a proxy that it lacks discretionary authority as to certain shares to vote on a particular matter, commonly referred to as “broker non-votes,” those shares will still be counted for purposes of determining the presence of a quorum at the meeting.

Q:        What is the voting requirement for each of the above matters?

A:	In the election of directors, the six persons receiving the highest number of votes will be elected. For each of the other matters, approval will require the affirmative vote of stockholders holding a majority of those shares present or represented at the meeting and entitled to vote on the matter. If you are a beneficial owner and do not provide the stockholder of record with voting instructions, your shares may constitute broker non-votes (as described in the answer to the previous question) with respect to certain matters. In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered as being entitled to vote on that proposal.

Q:        How can I vote on each of the matters?

A:	In the election of directors, you may vote FOR all of the nominees, or your vote may be WITHHELD with respect to one or more of the nominees. For the other matters, you may vote FOR or AGAINST the matter, or you may indicate that you wish to ABSTAIN from voting on the matter.

Q:        How will the votes be counted?

A:	Your shares of common stock will be voted according to your directions on the proxy card. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors (FOR all director nominees named in the proxy statement and FOR the other proposal). If you ABSTAIN from voting on the other proposal, it will have the same effect as a vote AGAINST the proposal.

Q:        Who will count the votes?

A:	We have appointed Computershare Investor Services, LLC to act as the inspector of election for the meeting. We believe Computershare Investor Services will use procedures that are consistent with Delaware law concerning the voting of shares, the determination of the presence of a quorum and the determination of the outcome of each matter submitted for a vote. Computershare Investors Services will separately tabulate all votes FOR and AGAINST each matter, all votes WITHHELD in the election of directors, all abstentions and all broker non-votes.

Q:        How will voting on any other business be conducted?

A:	We do not expect any matters to be presented for a vote at the meeting, other than the matters described in this proxy statement. If you grant a proxy, the officers named as proxy holders, H.K. Desai and Anthony J. Massetti, or their nominees or substitutes, will each have the discretion to vote your shares on any additional matters that are properly presented at the meeting. If, for any unforeseen reason, any of our nominees is not available as a candidate for director, the person named as the proxy holder will vote your proxy for another candidate or other candidates nominated by the Board of Directors.

Q:        Who is paying for this proxy solicitation?

A:	We will pay the cost of soliciting the proxies. We may retain Georgeson Shareholder Services to assist us in the solicitation of proxies. The cost of such services, excluding out-of-pocket expenses, is not expected to exceed $7,500. In addition, the solicitation of proxies may be made in person, by telephone, or by electronic communication by officers, directors and regular employees, who will not be paid additional compensation for these activities. We will send copies of the solicitation material to brokers, fiduciaries and custodians who will forward the material to the beneficial owners of our shares. On request, we will reimburse brokers and other persons representing beneficial owners of shares for their reasonable expenses in forwarding solicitation material to the beneficial owners.

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

      The following table sets forth information regarding the beneficial ownership of our common stock as of July 2, 2004 by:

•	each director and nominee for director;

•	each of the executive officers named in the Summary Compensation Table on page 12 of this proxy statement; and

•	all current directors and executive officers as a group.

	Amount and Nature of
Name	Beneficial Ownership	Percent(1)

H.K. Desai(2)	1,710,655	1.8%
Larry R. Carter(3)	144,000	*
James R. Fiebiger(4)	122,500	*
Balakrishnan S. Iyer (5)	14,890	*
Carol L. Miltner(6)	98,733	*
George D. Wells(7)	137,814	*
Frank A. Calderoni(8)	118,226	*
Michael J. Knudsen(9)	98,593	*
Denis R. Maynard(10)	100,563	*
All Directors and Executive Officers as a group (9 persons)(11)	2,571,427	2.7%

*	Less than 1% of the outstanding shares of our common stock.

(1)	Based upon 92,753,348 shares of common stock outstanding as of July 2, 2004 and any shares which may be purchased pursuant to stock options that are exercisable by such person on or before August 31, 2004. The number of shares beneficially owned by each director or executive officer is determined under the rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, each individual is considered the beneficial owner of any shares as to which the individual has the sole or shared voting power or investment power. Such persons are also deemed under the same rules to beneficially own any shares that they have the right to acquire by August 31, 2004, through the exercise of stock options or similar rights.

(2)	Includes 1,600,224 shares which may be purchased pursuant to stock options that are exercisable on or before August 31, 2004.

(3)	Consists of 144,000 shares which may be purchased pursuant to stock options that are exercisable on or before August 31, 2004.

(4)	Includes 120,000 shares which may be purchased pursuant to stock options that are exercisable on or before August 31, 2004.

(5)	Consists of 14,890 shares which may be purchased pursuant to stock options that are exercisable on or before August 31, 2004.

(6)	Includes 93,333 shares which may be purchased pursuant to stock options that are exercisable on or before August 31, 2004.

(7)	Includes 134,000 shares which may be purchased pursuant to stock options that are exercisable on or before August 31, 2004.

(8)	Includes 116,562 shares which may be purchased pursuant to stock options that are exercisable on or before August 31, 2004.

(9)	Consists of 98,593 shares which may be purchased pursuant to stock options that are exercisable on or before August 31, 2004.

(10)	Includes 100,000 shares which may be purchased pursuant to stock options that are exercisable on or before August 31, 2004.

(11)	Includes 2,445,914 shares which may be purchased pursuant to stock options that are exercisable on or before August 31, 2004.

PRINCIPAL STOCKHOLDERS

      The following table sets forth information regarding the beneficial ownership of our common stock as of July 2, 2004 by each person known by us to beneficially own more than five percent of our common stock:

	Amount and Nature of
Name and Address	Beneficial Ownership	Percent(1)

FMR Corp.(2)	14,171,104	15.3%
82 Devonshire Street
Boston, Massachusetts 02109
T. Rowe Price Associates, Inc.(3)	9,324,291	10.0%
100 E. Platt Street
Baltimore, Maryland 21202

(1)	Based upon 92,753,348 shares of common stock outstanding as of July 2, 2004. The number of shares beneficially owned by each person or entity is determined under the rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, each person or entity is considered the beneficial owner of any shares as to which the person or entity has the sole or shared voting power or investment power.

(2)	Based upon information contained in a report on Schedule 13G/ A that FMR Corp. filed with the Securities and Exchange Commission on February 17, 2004 on behalf of itself and affiliated persons and entities. FMR Corp. reports sole voting power with respect to 8,301,352 shares and sole dispositive power with respect to 14,171,104 shares. All of the shares reported as beneficially owned by FMR Corp. have also been reported as beneficially owned by Edward C. Johnson 3d, Chairman of FMR Corp. and owner of 12.0% of the outstanding voting stock of FMR Corp., and Abigail P. Johnson, a director and owner of 24.5% of the outstanding voting stock of FMR Corp. Fidelity Management Trust Company, a wholly owned subsidiary of FMR Corp., is the beneficial owner of 5,913,631 shares reported as beneficially owned by FMR Corp. in its capacity as investment manager for certain institutional accounts. Fidelity Management & Research Company, a wholly owned subsidiary of FMR Corp., is the beneficial owner of 5,862,652 shares reported as beneficially owned by FMR Corp. in its capacity as investment manager for certain institutional accounts. Fidelity International Limited is the beneficial owner of 2,394,821 shares which are voluntarily reported as beneficially owned by FMR Corp.

(3)	Based upon information contained in a report on Schedule 13G that T. Rowe Price Associates, Inc. filed with the Securities and Exchange Commission on July 9, 2004.

PROPOSAL ONE

ELECTION OF DIRECTORS

      Our Board of Directors currently consists of six directors. We have nominated the following six persons to serve as our directors: (1) H.K. Desai, (2) Larry R. Carter, (3) James R. Fiebiger, (4) Balakrishnan S. Iyer, (5) Carol L. Miltner, and (6) George D. Wells. If elected, each nominee for director will continue in office until our next annual meeting or until the director’s successor has been duly elected and qualified, or until the earlier of the director’s death, resignation or retirement.

      Each of the nominees has consented to be named as a nominee in our proxy statement, and we expect that each of the nominees for director named above will be able to serve if elected. In the event that any of the nominees for director should become unable to serve if elected, it is intended that the persons named in the enclosed proxy, or their nominee or substitute, will vote your shares FOR the election of a substitute nominee as may be recommended by the Board of Directors.

      The following table and paragraphs below set forth the names and certain information concerning the six nominees for election to our Board of Directors:

Nominee(1)	Position with QLogic	Age

H.K. Desai	Chairman of the Board, Chief Executive Officer and President	58
Larry R. Carter(2)	Director	61
James R. Fiebiger(3)(4)	Director	62
Balakrishnan S. Iyer(2)(3)	Director	48
Carol L. Miltner(3)(4)	Director	61
George D. Wells(2)(5)	Director	68

(1)	The Nominating and Governance Committee identifies candidates and recommends to the Board of Directors nominees for membership on the Board. Following the recommendation of the Nominating and Governance Committee, the Board of Directors selects the nominees for election as directors at the annual meeting of stockholders.

(2)	Member of the Audit Committee.

(3)	Member of the Compensation Committee.

(4)	Member of the Nominating and Governance Committee.

(5)	Lead Director for meetings of the independent directors.

      Mr. Desai joined us in August 1995 as our President and Chief Technical Officer. Mr. Desai was subsequently promoted to President and Chief Executive Officer and became a director in January 1996, and became Chairman of the Board in May 1999. From May 1995 to August 1995, Mr. Desai was Vice President, Engineering (Systems Products) at Western Digital Corporation, a manufacturer of disk drives. From July 1990 until May 1995, Mr. Desai served as Director of Engineering, and subsequently Vice President of Engineering for QLogic. Mr. Desai is Chairman of the Board of Lantronix, Inc.

      Mr. Carter has served as a director since June 1999. Since January 1995, Mr. Carter has worked for Cisco Systems, Inc., a computer networking products company, currently as Senior Vice President, Office of the President, and previously as Senior Vice President and Chief Financial Officer. From July 1992 to January 1995, Mr. Carter served as Vice President and Corporate Controller of Advanced Micro Devices, Inc., a semiconductor company. Mr. Carter has also served as Chief Financial Officer for VLSI Technology, Inc., which is now owned by Philips Semiconductors, Inc., and for SGS Thompson Microelectronics, Inc. Mr. Carter currently serves on the Board of Directors of Cisco Systems, Inc.

      Dr. Fiebiger has served as a director since February 2000. Since December 1999, Dr. Fiebiger has been Chairman and Chief Executive Officer of Lovoltech, Inc., a fabless semiconductor company specializing in low voltage devices. Dr. Fiebiger served as Vice Chairman of GateField Corporation, a fabless semiconductor company, from February 1999 until the company was sold to Actel Corporation in November 2000. He served as GateField’s President and Chief Executive Officer from June 1996 until February 1999. From October 1993 until June 1996, he was Managing Director and Chairman of Thunderbird Technologies, Inc., a semiconductor technology licensing company. From December 1987 to September 1993, he was President and Chief Operating Officer of VLSI Technology, Inc. Dr. Fiebiger has also served as Senior Corporate Vice President and Assistant General Manager for Motorola’s Worldwide Semiconductor Sector. Dr. Fiebiger currently serves on the Board of Directors of Mentor Graphics Corp., Actel Corporation, Artest Corporation and Lovoltech, Inc.

      Mr. Iyer has served as a director since June 2003. From October 1998 to June 2003, Mr. Iyer was the Senior Vice President and Chief Financial Officer of Conexant Systems, Inc., a designer, developer and seller of semiconductor system solutions for communications applications. Prior to October 1998, Mr. Iyer served as the Senior Vice President and Chief Financial Officer of VLSI Technology, Inc. Mr. Iyer has held a number of senior finance positions at Advanced Micro Devices, Inc., a semiconductor company. Mr. Iyer currently serves on the Board of Directors of Conexant Systems, Inc., Invitrogen Corporation, Power Integrations, Inc. and Skyworks Solutions, Inc.

      Ms. Miltner has served as a director since February 1994. In October 2002, Ms. Miltner assumed the role of Chief Executive Officer of POSITIVE IMPACT, a national consulting company specializing in sales, strategic planning and compensation advice and seminars. From January 2000 to October 2002, Ms. Miltner served as Chief Executive Officer of the Global Technology Distribution Council, an international forum of the Chairmen and Chief Executive Officers representing the world’s largest technology distributors. From February 1999 to January 2000, she was a partner in a national seminar and consulting company, IMPACT, LLC. From July 1991 to February 1999, Ms. Miltner was President of Motivation by Miltner. Prior to 1991, she spent nineteen years in sales management positions for IBM, Xerox Corporation and Apple Computer, and served as the Senior Vice President of Sales for Ingram Micro, a provider of technology products and services.

      Mr. Wells has served as a director since February 1994. Mr. Wells was President and Chief Executive Officer of Exar Corporation, a manufacturer of analog and mixed-signal integrated circuits, from June 1992 until he retired in October 1996. Before joining Exar, Mr. Wells served as President and Chief Operating Officer of LSI Logic, a manufacturer of HCMOS and BiCMOS application specific integrated circuits, for seven years.

BOARD OF DIRECTORS

Meetings

      The Board of Directors held five meetings during the fiscal year ended March 28, 2004. Each of our directors holding office during the last fiscal year attended 75% or more of the aggregate of the total number of meetings of the Board of Directors and of the total number of meetings of each committee on which the director was a member. Our directors are encouraged to attend our Annual Meeting of Stockholders each year. All of the directors serving at the time of our 2003 Annual Meeting of Stockholders attended the annual meeting.

Director Independence

      Our Board of Directors consists of six directors, all of whom (except for Mr. Desai) are independent under the requirements set forth in The Nasdaq Stock Market listing standards.

Communications with Board of Directors

      You may communicate with any director, the entire Board of Directors, or any committee of the Board, by sending a letter to the director, the Board or the committee addressed to: Board of Directors, c/o Lead

Director — QLogic Corporation, 26650 Aliso Viejo Parkway, Aliso Viejo, California 92656. The Lead Director or his designee will review all letters, categorize them, and forward them to the appropriate parties.

Executive Sessions of Our Independent Directors

      Our outside directors meet without management present as frequently as they deem appropriate, and at least two times per year. The Board of Directors has designated Mr. Wells as the Lead Director. As the Lead Director, Mr. Wells is responsible for (i) establishing the agenda for the executive sessions held by our independent directors and acting as chair of those sessions, (ii) polling the other independent directors for agenda items both for regular board meetings and executive sessions of the independent directors and (iii) working with the Chairman of the Board and Chief Executive Officer on the agenda for regular board meetings.

Committees

      Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee.

      The Audit Committee. Larry R. Carter (Chairperson), Balakrishnan S. Iyer and George D. Wells are the current members of the Audit Committee. Each member of the Audit Committee meets the independence requirements of The Nasdaq Stock Market listing standards, and is an “audit committee financial expert” as defined by rules adopted by the SEC. The Audit Committee held nine meetings during the fiscal year ended March 28, 2004. The Audit Committee operates under a written charter adopted by our Board of Directors and a copy of which is attached to this proxy statement. The Audit Committee selects, engages and reviews the performance of our independent auditors each year. In addition, the Audit Committee approves non-audit services and fees to be paid to the independent auditors. The Audit Committee reports to our Board of Directors with respect to auditing and accounting matters.

      The Compensation Committee. Carol L. Miltner (Chairperson), James R. Fiebiger and Balakrishnan S. Iyer are the current members of the Compensation Committee. Each member of the Compensation Committee meets the independence requirements of The Nasdaq Stock Market listing standards. The Compensation Committee held six meetings during the fiscal year ended March 28, 2004. The Compensation Committee reviews the performance of our executive officers and reviews the compensation programs for other key employees, including salary and cash incentive payment levels and option grants under the QLogic Corporation Stock Awards Plan.

      The Nominating and Governance Committee. James R. Fiebiger (Chairperson) and Carol L. Miltner are the current members of the Nominating and Governance Committee. Each member of the Nominating and Governance Committee meets the independence requirements of The Nasdaq Stock Market listing standards. The Nominating and Governance Committee held four meetings during the fiscal year ended March 28, 2004. The Nominating and Governance Committee’s principal functions are to identify prospective director nominees and recommend to our Board of Directors nominees for membership on the Board of Directors, develop and recommend to our Board the governance principles applicable to the Board of Directors, to oversee the assessment of our Board of Directors, and to recommend to our Board of Directors nominees for each committee. The Nominating and Governance Committee expects normally to be able to identify from its own resources the names of qualified director nominees, but it will accept from stockholders recommendations of individuals to be considered as nominees. Any stockholder wishing to propose a nominee for consideration by the Nominating and Governance Committee should submit a recommendation in writing to our Corporate Secretary at our principal executive office in accordance with the procedures set forth below. The Nominating and Governance Committee operates under a written charter which is available on our website under the Investor Relations section at www.qlogic.com.

      A stockholder may submit the name of a director candidate for consideration by the Nominating and Governance Committee by writing to the Secretary of the Company at the address set forth on the cover of this proxy statement. The stockholder must submit the following information in support of the candidate: (a) the name, address and telephone number of the stockholder recommending the candidate; (b) a representation that the stockholder submitting the recommendation is a stockholder of record or beneficial owner of shares of stock of the Company; (c) the name and address of the candidate; (d) a description of any arrangement or understanding between the stockholder and the candidate and any other person or persons regarding the submission of the candidate’s name for consideration; (e) such other information regarding the candidate as the Company would be required to include in a proxy statement filed pursuant to the proxy rules of the SEC if the Board were to nominate the candidate for election as a director; (f) the consent of the candidate to be identified to the board as a candidate for consideration and to be identified in the proxy; and (g) the agreement of the candidate to serve on the board if elected. The Nominating and Governance Committee may request any additional information that its deems relevant in evaluating the background and experience of any candidate.

      In evaluating a director candidate, the Nominating and Governance Committee will consider the candidate’s independence, character, corporate governance skills and abilities, business experience, training and education, commitment to performing the duties of a director, and other skills, abilities or attributes that fill specific needs of the board or its committees. The committee will use the same criteria in evaluating candidates suggested by stockholders as for candidates suggested by other sources.

Director Education

      The Board of Directors encourages its members to attend specialized training programs on corporate governance and related board topics. Certain members of the Board have participated in outside board education programs and reported back to the board the highlights of those programs. In addition, the Board has scheduled, and plans to schedule, board education programs in connection with regular board meetings.

Compensation of Directors

      Directors’ Fees. For service on the Board of Directors, our non-employee directors receive a quarterly retainer of $9,000. In addition, the Chairperson of the Audit Committee receives an additional quarterly retainer of $2,500, members of the Audit Committee (other than the Chairperson) receive an additional quarterly retainer of $1,000, the Chairperson of the Compensation Committee receives an additional quarterly retainer of $2,000, the Chairperson of the Nominating and Governance Committee receives an additional quarterly retainer of $1,250, and the Lead Director receives an additional quarterly retainer of $1,250. Directors who are employees of QLogic receive no additional compensation for serving on the Board of Directors. Directors are entitled to reimbursement for out-of-pocket expenses in connection with attendance at all Board and committee meetings.

      Stock Options. On January 12, 1994, we adopted the QLogic Corporation Non-Employee Director Stock Option Plan (“Director Plan”), pursuant to which we grant options to purchase shares of our common stock to our non-employee directors. Pursuant to the Director Plan, each non-employee director is granted options to purchase 40,000 shares of common stock when he or she is first elected to the Board. The Director Plan also provides that, each year after a non-employee director’s initial option grant under the Director Plan and for as long as the director remains a non-employee director, the director will be granted additional stock options to purchase 20,000 shares of common stock (54,000 shares if the non-employee director is also the Chairman of the Board) as of the date of our annual meeting of stockholders in that year. The per share exercise price of each option granted under the Director Plan equals the last reported per share sale price of the common stock on the date of grant. All stock options granted under the Director Plan have maximum 10-year terms, and become exercisable as to one-third of the shares subject to the option on each anniversary of the date the option is granted if the director to whom the option is granted is still a member of our Board of Directors on such anniversary. In fiscal 2004, we granted stock options to purchase 20,000 shares of common stock at a per share exercise price of $48.39 to each of Messrs. Carter, Fiebiger and Wells, and to Ms. Miltner. On June 12, 2003, we granted stock options to purchase 40,000 shares of common stock at a per share exercise price of $48.38 to Mr. Iyer in connection with his appointment to our Board of Directors and an additional grant of 4,666 shares of common stock at a per share exercise price of $48.39 on August 26, 2003.

Vote Required for Proposal One

      The six director nominees receiving the highest number of votes cast at the meeting will be elected to our Board of Directors to serve until our next Annual Meeting of Stockholders or until their successors are elected and qualified, or until the earlier of the director’s death, resignation or retirement. Proxies cannot be voted for more than six nominees for director. Unless authority to vote for directors has been withheld in the proxy, the persons named in the enclosed proxy, or their nominee or substitute, intend to vote at the meeting for the election of the six director nominees.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES.

EXECUTIVE OFFICERS

      The following table and paragraphs set forth the names of and certain information concerning our executive officers as of July 2, 2004:

Name	Position with QLogic	Age

H.K. Desai	Chairman of the Board, Chief Executive Officer and President	58
Michael J. Knudsen	Senior Vice President/General Manager	56
Anthony J. Massetti	Vice President and Chief Financial Officer	42
Denis R. Maynard	Senior Vice President, Worldwide Sales and Marketing	45

      For information on the business background of Mr. Desai, see “Proposal One — Election of Directors” above.

      Mr. Knudsen joined us in August 2001 as our Vice President and General Manager, Computer Systems Group, and, in January 2002, became our Vice President and General Manager, Network Systems, which combines QLogic’s switch and host bus adapter businesses. In July 2002, Mr. Knudsen became our Senior Vice President and General Manager, Network Systems, and in January 2004 he became our Senior Vice President/ General Manager. From December 1998 until July 2001, Mr. Knudsen was Vice President and General Manager of the Network Products Division of Toshiba America Information Systems, a computer system and disk drive manufacturer. From September 1996 until December 1998, Mr. Knudsen was Vice President of worldwide sales and marketing for Digi International, a publicly held communications adapter company. Prior to Digi, Mr. Knudsen held sales, marketing, and general management positions with Xerox, Texas Instruments, and Lockheed Martin.

      Mr. Massetti joined us in July 2002 as Vice President, Finance, and became our Vice President and Chief Financial Officer in May 2004. From March 2001 to July 2002, Mr. Massetti was Senior Director of Finance for Sandisk Corporation. From March 2000 to February 2001, Mr. Massetti was the Chief Executive Officer of Aurum Solutions, Ltd. Prior to March 2000, Mr. Massetti spent 17 years in various accounting and finance positions at International Business Machines Corporation.

      Mr. Maynard joined us in August 2001 as Vice President, Worldwide Sales and Marketing and became our Senior Vice President, Worldwide Sales and Marketing in July 2002. From July 1993 until August 2001, Mr. Maynard held several positions with Cisco Systems, most recently as director of worldwide field operations. He has also served as Regional Manager and Operations Director for Southern California for Cisco Systems. From 1990 until 1993, he was Western Regional Sales Manager for Banyan Systems.

Code of Ethics

      We have adopted and implemented a Business Ethics and Confidentiality Policy (the “Code of Ethics”) that applies to all Company officers, employees and directors. The Code of Ethics operates as a tool to help our officers, employees and directors understand and adhere to the high ethical standards we expect. The Code of Ethics is available on our website at www.qlogic.com. Stockholders may also obtain copies at no cost by writing to the Secretary of the Company.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Compensation

      The following table sets forth compensation earned during the periods presented by our Chief Executive Officer and our other executive officers at the end of fiscal year 2004. The position identified in the table for each person is their current position with us unless we indicate otherwise.

Summary Compensation Table

				Long-Term
		Annual		Compensation
		Compensation(1)
				Securities Underlying	All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)	Options/SARs (#)(2)	Compensation ($)(3)

H. K. Desai	2004	576,606	615,000	618,750	8,577
Chairman of the Board, Chief	2003	487,274	956,620	393,750	9,525
Executive Officer and	2002	442,468	325,000	430,000	6,859
President
Frank A. Calderoni	2004	279,933	170,000	67,000	6,498
Senior Vice President and	2003	271,676	350,000	105,000	7,280
Chief Financial Officer(4)	2002	16,619	225,000	100,000	283
Michael J. Knudsen	2004	228,405	175,000	70,500	888
Senior Vice President/	2003	219,379	265,000	97,500	794
General Manager(5)	2002	129,342	70,000	65,000	360
Denis R. Maynard	2004	218,593	166,000	73,000	296
Senior Vice President,	2003	210,522	290,000	100,000	198
Worldwide Sales and	2002	110,972	65,000	65,000	95
Marketing(6)

(1)	In accordance with the rules of the Securities and Exchange Commission, the compensation described in this table does not include perquisites and other personal benefits received by the executive officers that do not exceed $50,000 or 10% of the officer’s salary and bonus disclosed in this table.

(2)	The amounts in the table represent shares of our common stock covered by stock options granted to the named individual under the QLogic Corporation Stock Awards Plan.

(3)	This column consists of contributions to our QLogic Corporation Retirement Savings Plan and group term life insurance premiums paid with respect to the named individual.

(4)	Mr. Calderoni joined us in February 2002 and resigned after fiscal 2004 year-end.

(5)	Mr. Knudsen joined us in August 2001.

(6)	Mr. Maynard joined us in August 2001.

Stock Option Grants

      The following table sets forth information regarding the stock options that we granted in fiscal 2004 to each of our executive officers at the end of fiscal 2004:

Option Grants in Fiscal Year 2004

	Individual Grants
					Potential Realizable Value at
	Number of	% of Total			Assumed Annual Rates of
	Securities	Options			Stock Price Appreciation for
	Underlying	Granted to	Exercise		Option Term ($)(4)
	Options	Employees in	Price	Expiration
Name	Granted(1)	Fiscal Year(2)	($/Share)	Date(3)	5%	10%

H. K. Desai	281,250	10.4%	$48.52	06/20/13	$8,582,053	$21,748,608
	112,500	4.2%	$50.10	09/22/13	$3,544,607	$8,982,731
	112,500	4.2%	$50.83	12/22/13	$3,596,255	$9,113,617
	112,500	4.2%	$41.01	03/22/14	$2,901,484	$7,352,930
Frank A. Calderoni	25,000	0.9%	$48.52	06/20/13	$762,849	$1,933,210
	20,000	0.7%	$50.10	09/22/13	$630,152	$1,596,930
	22,000	0.8%	$50.83	12/22/13	$703,268	$1,782,218
Michael J. Knudsen	17,500	0.6%	$48.52	06/20/13	$533,994	$1,353,247
	15,000	0.5%	$50.10	09/22/13	$472,614	$1,197,697
	18,000	0.7%	$50.83	12/22/13	$575,401	$1,458,179
	20,000	0.7%	$41.01	03/22/14	$515,819	$1,307,188
Denis R. Maynard	20,000	0.7%	$48.52	06/20/13	$610,279	$1,546,568
	15,000	0.5%	$50.10	09/22/13	$472,614	$1,197,697
	18,000	0.7%	$50.83	12/22/13	$575,401	$1,458,179
	20,000	0.7%	$41.01	03/22/14	$515,819	$1,307,188

(1)	The amounts in the table represent shares of our common stock covered by stock options granted to the named individual under the QLogic Corporation Stock Awards Plan. Each option becomes exercisable on a cumulative basis as to 25% of the option shares one year after the date of grant and as to an additional 6.25% of the option shares each three-month interval thereafter.

(2)	Options to purchase an aggregate of 2,704,855 shares of common stock were granted to employees, including the above executive officers, during the fiscal year ended March 28, 2004.

(3)	Options granted have a term of 10 years, subject to earlier termination.

(4)	These columns present hypothetical future values of the stock obtainable upon exercise of the option net of the option’s exercise price, assuming that the market price of our common stock appreciates at a 5% and 10% compound annual rate over the ten-year term of the options. The 5% and 10% rates of stock price appreciation are presented as examples pursuant to the rules and regulations of the Securities and Exchange Commission and do not necessarily reflect an estimate or projection of our future stock price performance. The potential realizable values presented are not intended to indicate the value of the options.

Option Exercises and Holdings

      The following table sets forth information for the executive officers at the end of fiscal 2004 concerning options they exercised during fiscal 2004 and unexercised options they held at the end of fiscal 2004:

Aggregated Option Exercises in Last Fiscal Year and

Fiscal Year-End Option Values(1)

			Number of Securities		Value of Unexercised
	Shares		Underlying Unexercised		In-the-money Options
	Acquired		Options at Fiscal Year End		at Fiscal Year End ($)(2)
	On	Value
Name	Exercise	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

H. K. Desai	130,000	5,855,600	1,439,052	1,031,564	5,949,224	504,648
Frank A. Calderoni	0	0	91,250	180,750	247,188	273,563
Michael J. Knudsen	0	0	80,000	153,000	22,321	53,894
Denis R. Maynard	0	0	80,625	157,375	346,925	251,875

(1)	Share quantities are presented after giving effect to all of our stock splits and stock dividends.

(2)	Based on the last sales price of our shares of common stock on March 26, 2004 ($41.93), minus the per share exercise price of the unexercised options, multiplied by the number of shares represented by the unexercised options. The last sales price of common stock on July 2, 2004 was $25.91 per share.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

      The following is a description of the terms and conditions of each employment or change in control agreement that we have with our executive officers:

      H.K. Desai. We have an agreement with Mr. Desai under which Mr. Desai is entitled to receive the following payments and benefits in the event that we terminate him without cause or if he is demoted at any time within two years after a change in control of QLogic and Mr. Desai elects to terminate his employment: (1) a severance payment equal to the present value of two times the sum of Mr. Desai’s annual salary plus the highest annual average of any two of his last three annual bonuses; (2) continuation for two years following termination of employment of his health, life insurance, disability income, tax assistance, and executive automobile benefits (reduced to the extent similar benefits are received by him from another employer); and (3) acceleration of vesting of his stock options based on the length of his continued employment following the grant of the option by one year upon a change in control of QLogic and full acceleration of vesting of such exercise right in the event of termination of his employment without cause or because of a demotion within two years after the change in control.

REPORT OF COMPENSATION COMMITTEE

      This section of the proxy statement will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filings under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed filed under such Acts.

      James R. Fiebiger, Balakrishnan S. Iyer and Carol L. Miltner presently serve on the Compensation Committee. The Compensation Committee reviews the performance of our executive officers. It makes recommendations to the Board of Directors as to the compensation of the Chief Executive Officer and reviews and determines the compensation programs for other key employees, including salary and cash incentive payment levels and stock awards under the QLogic Corporation Stock Awards Plan.

      Compensation Policies and Philosophy. Our executive compensation policies are designed to attract, retain and reward executives who contribute to our success, to provide economic incentives for executives to achieve our business objectives by linking the executives’ compensation to QLogic’s performance, to strengthen the relationship between executive pay and stockholder value and to reward individual performance. We use a combination of base salary, cash incentive payments and stock awards to achieve the aforementioned objectives.

      In carrying out these objectives, the Compensation Committee considers a number of factors, which include the level and types of compensation paid to executives in similar positions by comparable companies. Some, but not all, of the comparable companies are included in the Stockholder Return Performance Presentation set forth immediately following this Report of Compensation Committee. In addition, the Compensation Committee evaluates corporate performance by looking at factors such as performance relative to competitors, performance relative to business conditions, and our success in meeting our financial objectives. The Compensation Committee also reviews the individual performance of each executive, including a review of the ability of a given executive to meet individual performance objectives, demonstration of job knowledge and skills, and the ability to work with others toward the achievement of our goals.

      Section 162(m) of the Internal Revenue Code of 1986, as amended, establishes a limitation on the deductibility of compensation payable in any particular tax year to the Chief Executive Officer and the four most highly compensated other executive officers. We have not paid, and do not foresee any payment authorized in fiscal 2005 of, any compensation that would be non-deductible under Section 162(m).

      Components of Compensation. Executives’ salaries are established in relation to a range of salaries for comparable positions among a peer group of other technology companies of comparable size and complexity. We seek to pay our executives salaries that are commensurate with the qualifications, duties and responsibilities and that are competitive in the marketplace. In general, we attempt to set executive compensation that equals or exceeds the 50th percentile of salaries paid to executives of our peer group companies. In making annual salary recommendations, the Compensation Committee reviews our financial position and performance, the contribution of the individual executive during the prior fiscal year in helping to meet our financial and business objectives, as well as the executives’ performance of their individual responsibilities.

      Executives’ annual cash incentive payments are used to provide executives with financial incentives to meet our annual performance targets. Performance targets and cash incentive payment recommendations for executives, other than principal executives, are proposed by the management, reviewed and, when appropriate, revised by the Compensation Committee and approved by the Board of Directors. Personal goals and cash incentive payment recommendations for our principal executives are recommended by the Compensation Committee and approved by the Board of Directors.

      The Compensation Committee believes that equity ownership by executives provides incentives to build stockholder value and aligns the interests of executives with the stockholders. Upon hiring executives, the Compensation Committee typically recommends stock option grants to the officers under the QLogic Corporation Stock Awards Plan, subject to applicable vesting periods. Thereafter, the Compensation Committee periodically considers awarding additional grants under the Awards Plan. The Compensation Committee believes that these additional grants provide incentives for executives to remain with us. Stock options generally have value only if the price of our common stock increases over the exercise price. The number of options is usually based upon factors such as comparable equity compensation offered by other technology companies, the seniority of the executive and the contribution that the executive is expected to make to QLogic. In determining the size of the periodic grants, the Compensation Committee considers prior grants to the executive, the executive’s performance during the current fiscal year and his or her expected contributions during the succeeding fiscal year.

      Compensation of the Principal Executive Officer. The Compensation Committee annually reviews the performance of the Chief Executive Officer and our other executive officers. As the Chief Executive Officer, Mr. Desai’s compensation was determined based on a subjective consideration of the various factors discussed above, including QLogic’s performance, the individual performance of Mr. Desai, a review of the compensation packages of executives in technology companies similar in size and complexity to us, and Mr. Desai’s performance compared to various objective and subjective goals established by the Board of Directors. It is the practice of the Board of Directors to establish performance goals at the commencement of each fiscal year, to provide a performance appraisal to the Chief Executive Officer at the end of each fiscal year, and to approve incentive payments based on the Chief Executive’s performance as measured against such objectives.

Respectfully submitted,

Compensation Committee
Carol L. Miltner, Chairperson
James R. Fiebiger
Balakrishnan S. Iyer

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

      The graph below compares the cumulative total stockholder return on our common stock with the cumulative total return on the Standard & Poor’s 500 Index and the SIC Code Index (Semiconductor & Related Products — 3674) for the five fiscal year period ended March 28, 2004.

      The graph below will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filings under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed filed under such Acts.

	Cumulative Total Return

	3/28/99	4/2/00	4/1/01	3/31/02	3/30/03	3/28/04

QLogic Corporation	100.00	894.02	148.45	326.73	252.17	276.65
S&P 500 Index	100.00	117.94	92.38	92.60	69.67	94.14
SIC Code Index (Semiconductor & Related Products — 3674)	100.00	302.40	113.43	119.53	63.64	104.04

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Audit Committee of the Board of Directors has appointed KPMG LLP to serve as our independent auditors for fiscal year 2005. KPMG LLP has served as our independent auditors since our inception. One or more representatives of KPMG LLP are expected to be present at the annual meeting, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Vote Required for Approval of Proposal Two

      This matter is not required to be submitted for stockholder approval, but the Board of Directors has elected to seek ratification of the appointment of KPMG LLP as our independent auditors for fiscal year 2005 by seeking the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote at the annual meeting.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT AUDITORS FOR FISCAL YEAR 2005. If the appointment is not ratified, the Audit Committee will consider whether it should select other independent auditors.

PRINCIPAL ACCOUNTANTS’ FEES

      For the fiscal years ended March 28, 2004 and March 30, 2003, we incurred fees for services rendered by KPMG LLP in the following amounts:

	Fiscal 2004	Fiscal 2003

Audit Fees	$246,000	$222,500
Audit-Related Fees	2,500	—
Tax Fees (tax compliance and consulting, including international tax advice)	146,800	81,300
All Other Fees	—	—

      The Audit Committee has adopted a policy regarding the pre-approval of audit and non-audit services to be provided by our independent auditors. The policy provides that KPMG LLP is required to seek pre-approval by the Audit Committee (or a designated member of the committee) of all tax and other non-audit related services by providing a description of the services to be performed and specific fee estimates for each such service. In fiscal year 2004, all fees of KPMG were pre-approved by the Audit Committee.

      The Audit Committee has concluded that the provision of the above non-audit services by KPMG LLP is compatible with maintaining the independence of KPMG LLP.

AUDIT COMMITTEE REPORT

      This section of this proxy statement will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filings under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed filed under such Acts.

      Our Audit Committee is comprised of Larry R. Carter, Balakrishnan S. Iyer and George D. Wells. Prior to June 12, 2003, our Audit Committee was comprised of James R. Fiebiger, Mr. Carter and Mr. Wells. Mr. Iyer replaced Mr. Fiebiger on the Audit Committee following his appointment to the Board of Directors on June 12, 2003. The Audit Committee reviews our financial reporting process, system of internal controls, audit process and process for monitoring compliance with laws and regulations. The Audit Committee operates under a written charter which was amended on June 29, 2004 and a copy of which is attached to this proxy statement.

      Management is responsible for the preparation, presentation and integrity of our financial statements; accounting and financial reporting principles; internal controls; and procedures designed to ensure compliance with accounting principles generally accepted in the United States of America, applicable laws and regulations. Our independent auditors are responsible for auditing those financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America. As described more fully in its charter, the purpose of the Audit Committee is to assist our Board of Directors in its general oversight of our financial reporting, internal control and audit functions. The members of the Audit Committee are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditors, nor can the Audit Committee certify that the independent auditors are “independent” under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial and accounting matters. The Audit Committee relies, without independent verification, on the information provided to the Audit Committee and on the representations made by management and the independent auditors.

      The Audit Committee held nine meetings during the 2004 fiscal year. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management, and our independent auditors, KPMG LLP. The Audit Committee discussed with KPMG LLP the overall scope and plans for its audits. The Audit Committee has reviewed our audited financial statements and discussed such statements with management, and management represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. During the 2004 fiscal year and in early fiscal year 2005, the Audit Committee held discussions with KPMG LLP, and KPMG LLP presented to the Audit Committee the matters required to be discussed with the independent auditors by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.”

      The Audit Committee also received from KPMG LLP the disclosures required by Independence Standards Board Standard No. 1 and discussed with KPMG LLP its independence. When evaluating KPMG LLP’s independence, the Audit Committee considered whether its provision of services to us beyond those rendered in connection with its audit and review of our consolidated financial statements was compatible with maintaining KPMG LLP’s independence. The Audit Committee also reviewed, among other things, the amount of fees paid to KPMG LLP for audit and non-audit services.

      Based on the review and discussions noted above, and the report of the independent auditors, the Audit Committee recommended to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended March 28, 2004, and be filed with the United States Securities and Exchange Commission.

      Submitted on June 2, 2004 by the Audit Committee of our Board of Directors.

Audit Committee
Larry R. Carter, Chairperson
Balakrishnan S. Iyer
George D. Wells

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and beneficial owners of more than 10% of our common stock to file various reports with the Securities and Exchange Commission and the National Association of Securities Dealers concerning their ownership and changes in ownership of our securities. Copies of these filings must be furnished to us. To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during our 2004 fiscal year, our directors, executive officers and 10% beneficial owners have complied with all Section 16(a) filing requirements.

EQUITY COMPENSATION PLAN INFORMATION

      We currently maintain the following compensation plans under which our equity securities are authorized for issuance:

•	QLogic Corporation Stock Awards Plan

•	QLogic Corporation Non-Employee Director Stock Option Plan

•	QLogic Corporation 1998 Employee Stock Purchase Plan

      Each of the plans identified above was approved by our stockholders.

      The following table sets forth, for these plans and other stock option grants, the number of shares of our common stock subject to outstanding options, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants as of March 28, 2004:

	Number of		Number of Securities
	Securities to be		Remaining Available
	Issued Upon		for Future Issuance
	Exercise of		Under Equity
	Outstanding	Weighted-Average	Compensation Plans
	Options, Warrants	Exercise Price of	as of March 28, 2004
	and Rights as of	Outstanding Options,	(Excluding Securities
	March 28, 2004	Warrants and Rights	Reflected in Column (a))
Plan category	(a)	(b)	(c)

Equity compensation plans approved by security holders	11,817,771 (1)	$45.69 (1)	7,109,792 (2)
Equity compensation plans and other option grants not approved by security holders(3)	30,000	$1.06	—
Total(4)	11,847,771	$45.58	7,109,792

(1)	Does not include options outstanding under our Employee Stock Purchase Plan for the offering period that included March 28, 2004 as the number of shares subject to those options, as well as the exercise price of those options, is indeterminable until the end of the offering period.

(2)	Of these shares, 4,652,303 were available for additional award grants under the Stock Awards Plan, 564,671 were available for additional award grants under the Non-Employee Director Plan, and 1,892,818 were available for additional purchases under the Employee Stock Purchase Plan. The shares available for awards under the Stock Awards Plan are, subject to certain other limits of the Stock Awards Plan, generally available for any type of award authorized under the Stock Awards Plan including stock options, stock appreciation rights, restricted stock awards, unrestricted stock awards, deferred stock awards, performance unit awards and other stock-based awards.

(3)	Consists of two options, covering an aggregate of 30,000 shares, granted to two individuals outside of one of our stockholder-approved plans. These grants were made in 1996 and have a maximum term of ten years.

(4)	Does not include options to purchase an aggregate of 405,814 shares, at a weighted-average exercise price of $51.34, granted under plans assumed in connection with certain acquisition transactions. No additional awards may be granted under these assumed plans.

STOCKHOLDER PROPOSALS

      Any stockholder desiring to submit a proposal for action at our 2005 Annual Meeting of Stockholders and include it in our proxy statement with respect to such meeting should arrange for such proposal to be delivered to us at our principal place of business no later than March 23, 2005, which is 120 calendar days prior to the anniversary of this year’s mailing date, in order to be considered for possible inclusion in the proxy statement for that meeting. If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s annual meeting, the deadline for inclusion of proposals in our proxy statement for our 2005 Annual Meeting of Stockholders is instead a reasonable time before we begin to print and mail the proxy materials. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, as amended, rules and regulations of the Securities and Exchange Commission, other laws and regulations, and our Bylaws, to which interested persons should refer. You may obtain a complete copy of our Bylaws without charge by submitting a written request to our Corporate Secretary at our principal executive office. Stockholders wishing to submit for consideration a possible board candidate should follow the procedures set forth under Board of Directors — Committees — The Nominating and Governance Committee.

      If a stockholder wishes to present a proposal at our 2005 Annual Meeting of Stockholders and the proposal is not intended to be included in the proxy statement relating to such meeting, we must receive a written notice of the proposal no later than 60 nor more than 90 days prior to the date of the annual meeting; provided, however, that in the event that the first public disclosure of the date of such annual meeting is made less than 70 days prior to the date of such meeting, proposals must be received not later than the close of business on the tenth day following the day on which such public disclosure was first made (the “Bylaw Deadline”). The written notice must contain the additional information required by our Bylaws. If you give notice of such a proposal after the Bylaw Deadline, you may not be permitted to present the proposal to the stockholders for a vote at the meeting.

      Rules of the Securities and Exchange Commission also establish a different deadline for submission of stockholder proposals that are not intended to be included in our proxy statement with respect to discretionary voting, which is June 5, 2005 for our 2005 Annual Meeting of Stockholders (the “Discretionary Vote Deadline”). If you give notice of such a proposal after June 5, 2005, the proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at our 2005 Annual Meeting of Stockholders. Because the Bylaw Deadline is not capable of being determined until we publicly announce the date for our 2005 Annual Meeting of Stockholders, it is possible that the Bylaw Deadline may occur after the Discretionary Vote Deadline. In such a case, a proposal received after the Discretionary Vote Deadline but before the Bylaw Deadline would be eligible to be presented at our 2005 Annual Meeting of Stockholders, and we believe that the proxy holders would be allowed to use the discretionary authority granted by the proxy card to vote against the proposal at the meeting without including any disclosure of the proposal in the proxy statement relating to such meeting.

ANNUAL REPORT TO STOCKHOLDERS

      Our Annual Report on Form 10-K for the fiscal year ended March 28, 2004, including our audited consolidated financial statements and financial statement schedule, was mailed to our stockholders with this Proxy Statement. If you request, we will provide you with an additional copy of our Annual Report on Form 10-K for the 2004 fiscal year. You should send your written requests to our Corporate Secretary, at QLogic Corporation, 26650 Aliso Viejo Parkway, Aliso Viejo, California 92656. This Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended March 28, 2004 are also available at the Company’s website, www.qlogic.com and from the Securities and Exchange Commission website, www.sec.gov.

OTHER MATTERS

      We have not received notice of and do not expect any matters to be presented for a vote at the meeting, other than the proposals described in this proxy statement. If you grant a proxy, the person(s) named as proxy holder, or his nominee or substitute, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason, any of our nominees for director are not available, the proxy holder will vote your proxy for such other candidate or candidates nominated by the Board of Directors.

By Order of the Board of Directors

MICHAEL R. MANNING
Secretary

Aliso Viejo, California

July 20, 2004

      STOCKHOLDERS ARE URGED TO SPECIFY THEIR CHOICES AND TO DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.

AUDIT COMMITTEE OF

THE BOARD OF DIRECTORS

CHARTER

June 29, 2004

I.     Purpose

      The function of the Audit Committee (the “Committee”) of QLogic Corporation (the “Company “) is to assist the Board of Directors in fulfilling its governance responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management has established; and the Company’s auditing, accounting and financial reporting processes generally. The Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective committee to assist the Board of Directors in monitoring the Company’s financial reporting process and internal control system.

•	Review and appraise the audit efforts of the Company’s independent accountants.

•	Provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

      The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.     Composition

      The Committee shall be comprised of three outside directors as determined by the Board, each of whom shall meet the independence and experience requirements of The Nasdaq Stock Market and the independence requirements of Section 10A(m) of the Securities Exchange Act of 1934 (the “Exchange Act”). All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

      The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board. The Board of Directors will also elect a Chair by a majority vote of the full Board.

III.     Meetings

      The Committee shall meet at least four times annually, prior to public release of quarterly earnings, or more frequently as circumstances dictate. As part of its responsibilities, the Committee should meet on a regular basis with management, and representatives of the independent accountants. It should also meet at least once per year in separate executive sessions with both groups to discuss matters that the Committee or each of these groups believes should be discussed privately. In addition, the Committee should meet with the independent accountants and management quarterly to review the Company’s financial statements.

IV.     Responsibilities and Duties

      To fulfill its responsibilities and duties, the Committee will take the following actions:

Documents and Reports Review

1. Review, assess the adequacy of and update this Charter, on an annual basis.

2. Review the Company’s annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review with financial management and the independent accountants the results of operations prior to the release of earnings.

Independent Accountants

4. Be directly responsible for appointment, determination of the compensation for, retention and oversight of the work of the independent accountants employed to conduct the audit (including resolution of disagreements between the independent accountants and management regarding financial reporting) or other audit, review or attest services. The independent accountants shall report directly to the Committee. On an annual basis, the Committee should review and discuss with the accountants all significant relationships, including all non-audit services and consulting relationships, which the accountants have with the Company to evaluate the accountants’ independence.

5. Review the performance of the independent accountants.

6. Periodically consult with the independent accountants out of the presence of management about internal controls and the completeness and accuracy of the organization’s financial statements.

7. Review the competence of the key partners and managers of the accounting firm who are responsible for Company’s audit. The Committee should review (1) the resumes of the key partners and managers, (2) a description of the quality control procedures the firm has established and (3) a report from the firm describing any material issues raised by the most recent quality control review of the firm and describing the steps the firm has taken to deal with any reported problems.

8. Pre-approve all audit services and permissible non-audit services by the independent accountants, as set forth in Section 10A of the Exchange Act and the rules and regulations of the SEC promulgated thereunder. The Committee may establish pre-approval policies and procedures permitted by Section 10A of the Exchange Act and the rules and regulations of the SEC promulgated thereunder, for the engagement of independent accountants to render services to the Company, including, but not limited to policies that would allow the delegation of pre-approval authority to one or more members of the Committee, provided that any pre-approvals delegated to one or more members of the Committee are reported to the Committee at its next regularly scheduled meeting.

9. Review the hiring policies for any employee or former employees of the independent accountants.

Financial Reporting Processes

10. In consultation with the independent accountants and financial management, review the integrity of the organization’s financial reporting processes, both internal and external.

11. Review with the independent accountants (and management, as appropriate) significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including an analysis of the effect of alternative GAAP methods on the Company’s

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financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.

12. Consider and if appropriate, recommend the Board approve major changes to the Company’s auditing and accounting principles and practices as suggested by management and discussed with the independent accountants and financial management.

Process Improvement

13. Establish regular and separate systems of reporting to the Committee by the independent accountants, and financial management regarding any significant judgments made in management’s preparation of the financial statements and the review of each as to the appropriateness of such judgments.

14. Following the completion of the annual audit, review separately with management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of the work or access to required information.

15. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

16. Review with the independent accountants, and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

Ethical and Legal Compliance

17. Review and approve periodically the Business Ethics and Confidentiality Policy (the “Code of Ethics”) and review management’s establishment of a system to enforce the Code of Ethics.

18. Review management’s monitoring of the Company’s compliance with the organization’s Code of Ethics, and evaluate whether management has the proper review system in place to cause the Company’s financial statements, reports and other financial information disseminated to governmental organizations, and the public to satisfy legal requirements.

19. Review activities, organizational structure, and qualifications of the internal audit department.

20. Review, with the Company’s Legal Counsel, legal compliance matters including corporate securities trading policies.

21. Review, with the Company’s General Counsel, any legal matter that could have a significant impact on the Company’s financial statements.

22. Perform any other activities consistent with this Charter, the Company’s By-laws and governing law, as the Chairman of the Board deems necessary or appropriate.

23. Review and approve all related party transactions, as defined by applicable Nasdaq rules, to which the Company is a party.

24. Determine the appropriate funding for the independent accountants and the ordinary administrative expenses of the Committee that are necessary or appropriate to carry out its duties, investigate any matter brought to its attention within the scope of its duties, and engage and determine funding for consultants or independent counsel as the Committee deems appropriate.

25. Review and approve procedures for: (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters; and (ii) the

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confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Audit Committee Report

26. The Committee shall prepare a report to be included in the Company’s proxy statements. The Committee’s report shall state whether:

•	The Committee has reviewed and discussed the audited financial statements with management;

•	The Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as may be amended or supplemented;

•	The Committee has received from the auditors the written disclosures and the letter regarding the auditors’ independence required by Independence Standards Board Standard No. 1, as may be amended or supplemented, and has discussed with the auditors the auditors’ independence; and

•	Based upon the review and discussions noted above, it has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

      While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management of the Company and the independent accountant. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent accountant or to assure compliance with laws and regulations of the Company’s Code of Ethics.

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PROXY

QLogic Corporation
26650 Aliso Viejo Parkway
Aliso Viejo, California 92656

Proxy Solicited on Behalf of the Board of Directors
Annual Meeting of the Stockholders – August 24, 2004

     H.K. Desai and Anthony J. Massetti, or either of them, are hereby appointed attorneys and proxies of the undersigned, each with the power of substitution, to attend, vote and act for all shares of common stock of QLogic Corporation held of record by the undersigned at the close of business on July 2, 2004 at the Annual Meeting of Stockholders to be held at the Sutton Place Hotel, 4500 MacArthur Boulevard, Newport Beach, California 92660, at 10:00 a.m., Pacific Daylight Time, on Tuesday, August 24, 2004, and at any postponements or adjournments thereof, in connection therewith to vote all of the shares of common stock which the undersigned would be entitled to vote as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

1.	ELECTION OF DIRECTORS

☐	FOR	☐	WITHHOLD AUTHORITY
	all nominees listed below (except as marked to the contrary below)		to vote for all nominees listed below

     Election of the following nominees as directors: H.K. Desai, Larry R. Carter, James R. Fiebiger, Balakrishnan S. Iyer, Carol L. Miltner and George D. Wells.

(Instructions: To withhold authority to vote for any individual nominee, print that nominee’s name in the space provided below.)

2.	RATIFICATION OF APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS:

☐ FOR     ☐ AGAINST     ☐  ABSTAIN

     In their discretion, on such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

IMPORTANT—PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE DIRECTORS NAMED ON THE REVERSE SIDE OF THIS PROXY AND “FOR” RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS.

Date:	, 2004

(Signature of stockholder)

Please sign your name exactly as it appears hereon. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should state their full titles as such.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.